UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007

Echo Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	No.)

8000 Towers Crescent Drive, Suite 1300
Vienna, Virginia, 22182
(Address of principal executive offices)

(703) 448-7688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act.

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01	Other Events.

Echo Healthcare Acquisition Corp. (“Echo”) has supplemented its investor presentation filed as Exhibit 99.1 to Echo’s Form 8-K filed November 27, 2007 to provide guidance for 2008. The supplemental guidance, which should be read in conjunction with the previously filed investor presentation,  is furnished as  Exhibit 99.1 as to this Report. Echo will be using the investor presentation together with the supplemental guidance in meetings with investors.

Additional Information about the Merger and Where to Find It

Echo has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (“SEC”) in connection with the merger, and has mailed a Proxy Statement/Prospectus concerning the proposed merger transaction to stockholders of record as of November 7, 2007.  INVESTORS AND SECURITY HOLDERS OF ECHO ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT ECHO, XLNT, THE MERGER AND RELATED MATTERS. Investors and security holders may obtain the documents free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Echo by directing a written request to: Corporate Secretary, Echo Healthcare Acquisition Corp., 8000 Towers Crescent Drive, Suite 1300, Vienna, VA 22182, or by visiting Echo’s web site at www.echohealthcare.com. Investors and security holders are urged to read the Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

In addition to the Registration Statement, Proxy Statement/Prospectus and supplements to that Proxy Statement/Prospectus, Echo files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Echo at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Echo’s filings with the SEC are also available to the public from commercial document retrieval services and at the SEC’s web site at www.sec.gov.

This document shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Echo is soliciting proxies from the stockholders of Echo in connection with the merger and issuance of shares of Echo common stock in the merger. Information about the participants in the solicitation and their interests in the merger is included in the Proxy Statement/Prospectus.

Safe Harbor Statement

Except for the historical information contained herein, certain matters discussed in this Report and the attached exhibit, including statements as to future results of operations, expected revenues and margins, the expected benefits of the combination of the two companies, future product and service offerings, expected synergies, and timing of closing, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to, the satisfaction of certain conditions to closing of the proposed merger, including the risk that stockholder approval might not be obtained in a timely manner or at all, the ability to successfully integrate the two companies and achieve expected synergies following the merger, the ability of the combined company to successfully acquire, integrate and operate veterinary hospitals and clinics, requirements or changes affecting the businesses in which XLNT is engaged, veterinary services trends, including factors affecting supply and demand, dependence on acquisitions for growth,  labor and personnel relations, changing interpretations of generally accepted accounting principles and other risks detailed from time to time in the SEC reports of Echo, including its Form 10-K and 10-Q filings, and the Form S-4 Registration Statement. These forward-looking statements speak only as of the date hereof. Echo disclaims any intention or obligation to update or revise any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Supplement dated December 17, 2007 to November 27, 2007 investor presentation, regarding 2008 guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO HEALTHCARE ACQUISITION CORP. (Registrant)

By:	/s/ Joel Kanter
Joel Kanter
President

Date: December 17, 2007